December 11, 2017
WBI TACTICAL DG FUND

No Load Class	WBIDX
Institutional Class	WBDGX

A series of Advisors Series Trust
Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated March 30, 2017, as supplemented on June 16, 2017

Based upon a recommendation by WBI Investments, Inc. (the “Advisor”), investment adviser to the WBI Tactical DG Fund (the “Fund”), the Board of Trustees of Advisors Series Trust (the “Trust”) has determined to close and liquidate the Fund.  The Advisor’s recommendation was based on its conclusion that the Fund, based on its current asset level, is no longer sustainable.  As a result, the Advisor believes that liquidation of the Fund is in the best interests of shareholders.  In connection with this, the Board has adopted a plan of liquidation.  Please note that the Fund will be liquidating its assets at the close of business on January 26, 2018 (the “Liquidation Date”).  You are welcome, however, to redeem your shares before that date.

Effective immediately at market close on December 11, 2017, the Fund will cease accepting purchase orders from new or existing investors.  In addition, effective December 12, 2017, in order to prepare for the closing and liquidation of the Fund, the Fund’s portfolio managers will likely increase the Fund’s assets which are held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objectives.

The Fund anticipates making a distribution of any income and/or capital gains of the Fund in connection with its liquidation.  This distribution may be taxable.  The tax year for the Fund will end on the Liquidation Date.

The Fund has determined to waive any applicable redemption fee for shares redeemed on or after December 11, 2017. Redemptions of shares (including liquidating redemptions) will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.  Shareholders should consult their personal tax adviser concerning their particular tax situations.

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-855-WBI-FUND (1-855-924-3863) prior to January 26, 2018 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If a shareholder has not redeemed his or her shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and proceeds will be sent to the shareholder at his or her address of record, subject to any required withholding.  Liquidation proceeds will be paid in cash for the redeemed shares at their net asset value.

All expenses of the liquidation of the Fund will be borne by WBI Investments, Inc.

A shareholder may obtain additional information about the liquidation of the Fund by contacting the Fund (toll free) at 1-855-WBI-FUND (1-855-924-3863) or by writing to:

WBI Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.wbifunds.com
Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.
The date of this Supplement is December 11, 2017.